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                                                                   EXHIBIT 10.2

                        TAITRON COMPONENTS INCORPORATED

                           1995 STOCK INCENTIVE PLAN
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                               TABLE OF CONTENTS

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1995 STOCK INCENTIVE PLAN..................................................................................
                                                                                                                      1

ARTICLE 1  General Purpose of Plan.........................................................................
                                                                                                                      1

ARTICLE 2  Definitions.....................................................................................           1

ARTICLE 3  Administration..................................................................................           3

    Section 3.1       Administrator........................................................................           3
    Section 3.2       Powers in General....................................................................           3
    Section 3.3       Specific Powers......................................................................           4
    Section 3.4       Decisions Final......................................................................           4
    Section 3.5       The Committee........................................................................           4

ARTICLE 4  Stock Subject to Plan...........................................................................           4

    Section 4.1       Stock Subject to the Plan............................................................           4
    Section 4.2       Unexercised Rights; Reacquired Shares................................................           4

ARTICLE 5  Eligibility.....................................................................................           4

ARTICLE 6  Stock Options...................................................................................           4

    Section 6.1       General..............................................................................           4
    Section 6.2       Terms and Conditions of Stock Options................................................           5

           (a)        Number of Shares.....................................................................           5
           (b)        Type of Option.......................................................................           5
           (c)        Exercise Price.......................................................................           5
           (d)        Value of Shares......................................................................           5
           (e)        Medium and Time of Payment...........................................................           5
           (f)        Term and Exercise of Stock Options...................................................           5

ARTICLE 7  Stock Appreciation Rights.......................................................................           6

    Section 7.1       General..............................................................................           6
    Section 7.2       Terms and Conditions of SARs.........................................................           6

           (a)        Number of SARs.......................................................................           6
           (b)        Initial Valuations...................................................................           6
           (c)        Term and Exercise of SARs............................................................           6
           (d)        Securities Laws......................................................................           8
           (e)        Limitations on Amounts Payable.......................................................           8

ARTICLE 8  Mandatory Grants to Committee Members...........................................................           8

    Section 8.1       Mandatory Grants to Committee Members................................................           8
    Section 8.2       Prohibition of Other Grants to Committee Members.....................................           8
    Section 8.3       Prohibition Against Certain Amendments...............................................           8

ARTICLE 9  Adjustments.....................................................................................           9

    Section 9.1       Effect of Certain Changes............................................................           9

           (a)        Stock Dividends, Splits, Etc.........................................................           9
           (b)        Liquidating Event....................................................................           9
           (c)        Merger or Consolidation..............................................................           9
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           (d)        Where Company Survives...............................................................          10
           (e)        Surviving Corporation Defined........................................................          10
           (f)        Par Value Changes....................................................................          10

    Section 9.2       Decision of Administrator Final......................................................          10
    Section 9.3       No Other Rights......................................................................          11
    Section 9.4       No Rights as Shareholder.............................................................          11

ARTICLE 10  Amendment and Termination......................................................................          11

ARTICLE 11  General Provisions.............................................................................          11

    Section 11.1      General Restrictions.................................................................          11

           (a)        Limitations on Granting of Rights....................................................          11
           (b)        No View to Distribute................................................................          11
           (c)        Legends..............................................................................          11

    Section 11.2      Other Compensation Arrangements......................................................          12

    Section 11.3      Disqualifying Dispositions; Withholding Taxes........................................          12

           (a)        Disqualifying Disposition............................................................          12
           (b)        Withholding Required.................................................................          12
           (c)        Withholding Right....................................................................          12
           (d)        Exercise of Withholding Right........................................................          12
           (e)        Effect...............................................................................          13

    Section 11.4      Indemnification......................................................................          13

    Section 11.5      Loans................................................................................          13

    Section 11.6      Special Terminating Events...........................................................          14

    Section 11.7      Termination of Employment............................................................          14

    Section 11.8      Non-Transferability of Rights........................................................          14

    Section 11.9      Regulatory Matters...................................................................          14

    Section 11.10     Recapitalizations....................................................................          14

    Section 11.11     Delivery.............................................................................          14

    Section 11.12     Rule 16b-3...........................................................................          14

    Section 11.13     Other Provisions.....................................................................          15

ARTICLE 12  Effective Date of Plan.........................................................................          15

ARTICLE 13  Term of Plan...................................................................................          15

ARTICLE 14  Information to Rights Holders..................................................................          15
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                        TAITRON COMPONENTS INCORPORATED
                           1995 STOCK INCENTIVE PLAN

                                   ARTICLE 1
                            GENERAL PURPOSE OF PLAN

    The name of this plan is the Taitron Components Incorporated 1995 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable Taitron Components Incorporated, a California corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of employees, consultants, officers and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                                   ARTICLE 2
                                  DEFINITIONS

    For purposes of the Plan, the following terms shall be defined as set forth below:

    "ADMINISTRATOR" shall have the meaning as set forth in Section 3.1 of the Plan.

    "BOARD" means the Board of Directors of the Company.

    "CASH ELECTION" shall have the meaning set forth in Section 7.2(c)(vii) of the Plan.

    "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

    "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required both by the Rule and Section 162(m) of the Code, each of whom is a Disinterested Person and an Outside Director.

    "COMPANY" means Taitron Components Incorporated, a corporation organized under the laws of the State of California (or any successor corporation).

    "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting Rights to a Participant, or if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

    "DIRECTOR" means a member of the Board.

    "DISABILITY" means permanent and total disability as defined by the Administrator.

    "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3(c)(2)(i) under the Exchange Act, or any successor definition adopted by the SEC.

    "ELECTION" shall have the meaning set forth in Section 11.3(d)(i) of the Plan.

    "ELIGIBLE PERSON" means an employee, officer, consultant or, subject to the limitations set forth in Article 5 of the Plan, Director of the Company, any Parent or any Subsidiary.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "EXERCISE PRICE" shall have the meaning set forth in Section 6.2(c) of the Plan.

    "FAIR MARKET VALUE" per share at any date shall mean (i) if the Stock is listed on an exchange or exchanges, or admitted for trading in a market system which provides last sale data under Rule 11Aa3-1 of the General Rules and Regulations of the SEC under the Exchange Act (a "MARKET SYSTEM"), the last reported sales price per share on the last business day prior to such date on the principal exchange on

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which it is traded, or in a Market System, as applicable, or if no sale was made on such day on such principal exchange or in such a Market System, as applicable, the last reported sales price per share on the most recent day prior to such date on which a sale was reported on such exchange or such Market
System, as applicable; or (ii) if the Stock is not then traded on an exchange or in a Market System, the average of the closing bid and asked prices per share for the Stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date; or (iii) if the Stock is not listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Administrator.

    "GRANTEE" means a Participant who is granted a SAR pursuant to the Plan.

    "LIQUIDATING EVENT" shall have the meaning set forth in Section 9.1(b) of the Plan.

    "LIQUIDITY EVENT" means any Reorganization Event which the Administrator determines, in its sole and absolute discretion, to treat as such an event.

    "INCENTIVE STOCK OPTION" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

    "INITIAL VALUATION" shall have the meaning set forth in Section 7.2(b) of the Plan.

    "NON-STATUTORY STOCK OPTION" means a Stock Option intended to not qualify as an Incentive Stock Option.

    "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

    "OUTSIDE DIRECTOR" means a Director who is not (a) a current employee of the Company (or any related entity), (b) a former employee of the Company (or any related entity) who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan), (c) a former officer of the Company (or any related entity), or (d) a consultant or person otherwise receiving compensation or other remuneration, either directly or indirectly, in any capacity other than as a Director.

    "PARENT" means any present or future corporation which would be a "parent corporation" as that term is defined in Section 424 of the Code.

    "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority set forth in Article 3 of the Plan, to receive grants of Rights.

    "PLAN" means this Taitron Components Incorporated 1995 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

    "RELATED SAR OPTION" shall have the meaning set forth in Section 7.1 of the Plan.

    "REORGANIZATION EVENT" shall have the meaning set forth in Section 9.1(c) of the Plan.

    "RETIREMENT" means retirement from active employment with the Company or any Parent or Subsidiary as defined by the Administrator.

    "RIGHTS" means Stock Options and/or SARs.

    "RULE" means Rule 16b-3 and any future rules promulgated in substitution therefore under the Exchange Act.

    "SAR" means a stock appreciation right granted alone or in tandem with a Stock Option pursuant to Article 7.

    "SEC" means the Securities and Exchange Commission.

    "SECTION 16(B) PERSON" means a person subject to Section 16(b) of the Exchange Act.

    "SPECIAL TERMINATING EVENT" with respect to a Participant means the death or Disability of that Participant.

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    "SPREAD" shall have the meaning set forth in 7.2(c)(iv) of the Plan.

    "STOCK" means the Class A Common Stock, par value $.001 per share, of the Company.

    "STOCK OPTION" means an option to purchase shares of Stock granted pursuant to Article 6 of the Plan.

    "STOCK OPTION AGREEMENT" shall have the meaning set forth in Section 6.2 of the Plan.

    "SAR AGREEMENT" shall have the meaning set forth in Section 7.2 of the Plan.

    "SUBSIDIARY" means any present or future corporation which would be a "subsidiary corporation" as that term is defined in Section 424 of the Code.

    "SURVIVING CORPORATION" shall have the meaning set forth in Section 9.1(e) of the Plan.

    "TAX DATE" shall have the meaning set forth in Section 11.3(d)(iii) of the Plan.

    "TEN PERCENT SHAREHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424(d) of the Code, Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary.

    "WINDOW PERIOD" shall have the meaning set forth in Section 7.2(c)(vi) of the Plan.

    "WITHHOLDING RIGHT" shall have the meaning set forth in Section 11.3(c) of the Plan.

                                   ARTICLE 3
                                 ADMINISTRATION

    SECTION 3.1 ADMINISTRATOR. The Plan shall be administered by the Committee (referred to herein as the "ADMINISTRATOR").

    SECTION 3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan: (i) Stock Options; (ii) SARs or (iii) any combination of the foregoing.

    SECTION 3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions;
(ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to prescribe the terms and conditions of each Stock Option, including, without limitation, the Exercise Price and medium of payment and vesting provisions, to determine whether the Stock Option is to be an Incentive Stock Option or a Non-Statutory Stock Option and to specify the provisions of the Stock Option Agreement relating to such Stock Option; (viii) to prescribe the terms and conditions of each SAR including, without limitation, to determine whether such SAR is to be granted alone or in tandem with Stock Options during the term of the Related SAR Option, and to specify the provisions of the SAR relating to such SAR including, without limitation, the Initial Valuation and vesting provisions; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Initial Valuation or Exercise Price, as the case may be, thereunder or otherwise, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine when a consultant's relationship with the Company is sufficient to constitute the equivalent of employment with the Company for purposes of the Plan; (xi) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

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    SECTION 3.4  DECISIONS FINAL.  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

    SECTION 3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or decrease (to not less than the minimum number of persons from time to time required by both the Rule and Section 162(m) of the Code) the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members or, in the case of a committee comprised of only two members, the unanimous written consent of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

                                   ARTICLE 4
                             STOCK SUBJECT TO PLAN

    SECTION 4.1 STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in Article 9, the total number of shares of Stock reserved and available for issuance under the Plan shall be <#>440,000</#> 740,000 shares. Solely for the purposes of determining the number of shares of Stock reserved and available for issuance under the Plan, each SAR granted without relation to a Stock Option shall be treated as a Stock Option.

    SECTION 4.2 UNEXERCISED RIGHTS; REACQUIRED SHARES. To the extent that any Rights expire or are otherwise terminated without being exercised, the shares of Stock underlying such Rights (and shares related thereto) shall again be available for issuances in connection with future Rights under the Plan. If and to the extent that the Company receives shares of Stock in payment of all or a portion of the purchase price for any Stock, or in payment of any tax liabilities, the receipt of such shares will not increase the number of shares available for issuance under the Plan.

                                   ARTICLE 5
                                  ELIGIBILITY

    Directors who are not members of the Committee, members of the Committee (but only subject to the provisions of Article 8 hereof), officers, employees and consultants of the Company, any Parent or any Subsidiary, who are responsible for or contribute to the management, growth or profitability of the business of the Company, any Parent or any Subsidiary, shall be eligible to be granted Rights hereunder, subject to limitations set forth in this Plan; provided, however, that only officers and employees shall be eligible to be granted Incentive Stock Options hereunder.

                                   ARTICLE 6
                                 STOCK OPTIONS

    SECTION 6.1 GENERAL. Stock Options may be granted alone or in addition to other Rights granted under the Plan. Each Stock Option granted under the Plan shall be in such form and under such terms and conditions as the Administrator may from time to time approve; provided, that such terms and conditions are not inconsistent with the Plan. The provisions of Stock Option Agreements entered into under the Plan need not be identical with respect to each Optionee. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Statutory Stock Options.

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    SECTION 6.2  TERMS AND CONDITIONS OF STOCK OPTIONS.  Each Stock Option
granted pursuant to the Plan shall be evidenced by a written option agreement between the Company and the Optionee (the "Stock Option Agreement"), which shall comply with and be subject to the following terms and conditions.

    (a) NUMBER OF SHARES. Each Stock Option Agreement shall state the number of shares of Stock to which the Stock Option relates.

    (b) TYPE OF OPTION. Each Stock Option Agreement shall identify the portion (if any) of the Stock Option which constitutes an Incentive Stock Option.

    (c) EXERCISE PRICE. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which, with respect to Incentive Stock Options, shall not be less than 100% of the Fair Market Value of the shares of Stock on the Date of Grant; provided however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Exercise Price shall not be less than 110% of such Fair Market Value. With respect to Non-Statutory Stock Options, the Exercise Price shall not be less than 85% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Statutory Stock Option.

    (d) VALUE OF SHARES. The Fair Market Value of the shares of Stock (determined as of the Date of Grant) with respect to which Incentive Stock Options are first exercisable by an Optionee under this Plan and all other incentive option plans of the Company and any Parent or Subsidiary in any calendar year shall not, for such year, in the aggregate, exceed $100,000; provided, however, that if the aggregate Fair Market Value of such shares exceeds $100,000, then the incremental portion in excess of $100,000 shall be treated as Non-Statutory Stock Options (and not as Incentive Stock Options); provided, further, that this Section 6.2(d) shall not affect the right of the Administrator to accelerate or otherwise alter the time of vesting of any Stock Options granted as Incentive Stock Options, even, if as a result thereof, some of such Stock Options cease being Incentive Stock Options.

    (e) MEDIUM AND TIME OF PAYMENT. The Exercise Price shall be paid in full, at the time of exercise, (i) in cash or cash equivalents, (ii) with the approval of the Administrator, in shares of Stock which have been held by the Optionee for a period of at least six calendar months preceding the date of surrender and which have a Fair Market Value equal to the Exercise Price, (iii) in a combination of cash, cash equivalents and Stock, or (iv) in any other form of legal consideration acceptable to the Administrator, and may be effected in whole or in part (x) with monies received from the Company at the time of exercise as a compensatory cash payment; or (y) with monies borrowed from the Company in accordance with Section 11.5.

    (f) TERM AND EXERCISE OF STOCK OPTIONS. Stock Options shall vest or become exercisable over the exercise period at the times the Administrator may determine, as reflected in the related Stock Option Agreements; provided, however, that the Optionees shall have the right to exercise the Stock Options at the rate of at least 20% per year over five years from the Date of Grant of such Stock Options. Unless a different vesting schedule is established by the Administrator and reflected in the Stock Option Agreement, each Optionee shall have the right to exercise the Stock Options evidenced thereby as follows: 33% of the Stock Options (rounded up to the nearest whole share) shall vest on the first anniversary of the Date of Grant of the Stock Options, 33% of the Stock Options (rounded up to the nearest whole share) shall vest on the second anniversary of the Date of Grant of the Stock Options, and the remaining Stock Options shall vest on the third anniversary of the Date of Grant of the Stock Options. The exercise period of any Stock Option shall be determined by the Administrator, but shall not exceed ten years from the Date of Grant of the Stock Option. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the exercise period shall be determined by the Administrator, but shall not exceed five years from the Date of Grant of the Stock Option. The exercise period shall be subject to earlier termination upon the occurrence of either a Special Terminating Event, as provided in Section 11.6, or the termination of employment, as provided in Section 11.7. A Stock Option may be exercised, as to any or all full shares of

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Stock as to which the Stock Option has become exercisable, by giving written notice of such exercise to the Company.

                                   ARTICLE 7
                           STOCK APPRECIATION RIGHTS

    SECTION 7.1 GENERAL. The Administrator shall have the authority to grant SARs in tandem with Stock Options granted under this Plan or under any other stock option plan of the Company (the "RELATED SAR OPTION") with respect to all or some of the shares of Stock covered by the Related SAR Option. SARs granted in tandem with Related SAR Options may be granted either at the time of grant of the Related SAR Option or at any time thereafter during the term of the Related SAR Option. The Administrator shall also have the authority to grant SARs without relation to any Stock Option granted under this Plan or under any other stock option plan of the Company. Each SAR shall be granted on such terms and conditions not inconsistent with the Plan as the Administrator may determine. The provisions of the various SAR awards need not be the same with respect to each Grantee.

    SECTION 7.2 TERMS AND CONDITIONS OF SARS. Each SAR granted pursuant to the Plan shall be evidenced by a written SAR agreement between the Company and the Grantee (the "SAR AGREEMENT"), which shall comply with and be subject to the following terms and conditions.

    (a) NUMBER OF SARS. Each SAR Agreement shall state the number of shares of Stock to which the SAR relates.

    (b) INITIAL VALUATIONS. Each SAR Agreement shall provide that each SAR granted in tandem with a Related Stock Option is valued at the Exercise Price of the Related SAR Option and that each SAR granted without relation to a stock Option is valued at the Fair Market Value of a share of Stock on the Date of Grant (the "INITIAL VALUATION").

    (c)  TERM AND EXERCISE OF SARS.

    (i) Each SAR granted otherwise than in tandem with a Stock Option shall be exercisable as determined by the Administrator, but in no event after 10 years from the Date of Grant. Each other SAR shall be exercisable only if, and to the extent that, the Related SAR Option is exercisable and has not yet terminated or expired, and in the case of a SAR granted in respect of an Incentive Stock Option, only when the Fair Market Value per share of the Stock exceeds the Exercise Price of the Related SAR Option; and upon the exercise of a SAR, the related SAR Option shall cease to be exercisable to the extent of the shares of Stock with respect to which such SAR is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further Rights pursuant to the Plan. Upon the exercise or termination of a Related SAR Option, the SAR granted in tandem with such Related SAR Option shall terminate to the extent of the shares of Stock with respect to which the Related SAR Option was exercised or terminated.

    (ii) To exercise a SAR granted in tandem with a Related SAR Option, the Grantee shall (A) give written notice thereof to the Company specifying the number of shares of Stock with respect to which the SAR is being exercised and the percentage of the total amount the Grantee is entitled to receive which the Grantee elects to receive in cash or shares of Stock with respect to the exercise of the SAR; and (B) if requested by the Administrator, deliver the Related SAR Option agreement to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return the Related SAR Option agreement to the Grantee. To exercise a SAR granted without relation to a Stock Option, the Grantee shall give written notice thereof to the Company specifying the number of shares of Stock with respect to which the SAR is being exercised and the percentage or sum of the total amount the Grantee is entitled to receive which the Grantee elects to receive in cash, and the percentage or sum the Grantee elects to receive in shares of Stock, with respect to the exercise of the SAR. The date of exercise of a SAR which is

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validly exercised shall be deemed to be the date on which there shall have been delivered to the Company the appropriate aforesaid instruments.

   (iii) Upon the exercise of a SAR, the holder thereof, subject to Section 7.2(c)(vii), shall be entitled at the holder's election to receive either:

        (A) a number of shares of Stock equal to the quotient computed by dividing the Spread (as defined in Section 7.2.(c)(iv)) by the Fair Market Value per share of Stock on the date of exercise of the SAR; provided, however, that in lieu of fractional shares, the Company shall pay in cash or cash equivalents an amount equal to the same fraction of the Fair Market Value per share of Stock on the date of exercise of the SAR; or

        (B) an amount payable in cash or cash equivalents equal to the Spread;
    or

        (C) a combination of an amount payable in cash or cash equivalents and a number of shares calculated as provided in Section 7.2.(c)(iii)(A) (after reducing the Spread by such cash amount); plus any amounts payable in lieu of any fractional shares as provided above.

    (iv) The term "SPREAD" as used in Section 7.2(c) shall mean an amount equal to the product computed by multiplying (A) the excess of (x) the Fair Market Value per share of Stock on the date the SAR is exercised, over either (y) in the case of an SAR in tandem with a Related SAR Option, the Exercise Price per share of the Related SAR Option, or (z) in the case of an SAR not granted in tandem with a Stock Option, the Initial Valuation of the SAR; by (B) the number of shares with respect to which such SAR is being exercised.

    (v) Notwithstanding the provisions of this Section 7.2, and while the SAR Agreement may provide for longer vesting periods, no SAR may be exercised during the first six months following its Date of Grant, and, with respect to SARs granted in tandem with a Related SAR Option, neither the SAR nor the Related SAR Option may be exercised during the first six months following the Date of Grant of the SAR, unless, in either case, prior to the expiration of such six-month period, the holder of the SAR ceases to be an employee of the Company or any Parent or Subsidiary by reason of such holder's Special Terminating Events.

    (vi) Notwithstanding the provisions of this Section 7.2 or the related SAR Agreement to the contrary, any Grantee who at the date of the exercise of the SAR or any portion thereof is a Section 16(b) Person, may only make a Cash Election (as defined below) and related exercise during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date (the "WINDOW PERIOD"). Additionally, no Section 16(b) Person shall have the right to make any Cash Election unless the Company has been subject to the reporting requirements of
Section 13(a) of the Exchange Act for at least a year prior to the transaction and has filed all reports and statements required to be filed pursuant to that Section for that year.

   (vii) Notwithstanding the provisions of this Section 7.2, the Administrator shall have sole discretion to approve or disapprove a Participant's election to receive any amounts payable in cash or cash equivalents in whole or in part ("CASH ELECTION") upon the exercise of a SAR. Such approval or disapproval may be given at any time after the election to which it relates and until approval is given, no amounts will be due or payable to such Participant. If the Administrator shall disapprove a Cash Election, the exercise of the SAR with respect to which the Cash Election was made shall be of no effect, but without prejudice to the right of the holder to exercise such SAR in the future in accordance with its terms.

  (viii) Notwithstanding the foregoing, in the case of a SAR granted in tandem with an Incentive Stock Option, the holder may not receive an amount in excess of such amount as will enable the Stock Option to qualify as an Incentive Stock Option.

    (d) SECURITIES LAWS. The Company intends that this Section 7.2 shall comply with the requirements of the Rule during the term of the Plan. Should any provision of Section 7.2 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for Section 7.2 to comply with the requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

    (e) LIMITATIONS ON AMOUNTS PAYABLE. Notwithstanding Section 7.2(c)(iii), the Administrator may place a limitation on the amount payable in cash, Stock or both upon exercise of a SAR. Any such limitation must be determined as of the Date of Grant, and noted on the instrument evidencing the Participant's SAR granted hereunder.

                                   ARTICLE 8
                     MANDATORY GRANTS TO COMMITTEE MEMBERS

    SECTION 8.1 MANDATORY GRANTS TO COMMITTEE MEMBERS. Notwithstanding any other provision of this Plan, the grant of Stock Options to members of the Committee shall be subject to the following limitations of this Article 8.

    (a) Upon the initial election or appointment of a member of the Committee by the Board, the Committee shall grant to such member, at the first meeting of the Committee following the date of such election or appointment, a ten year Non-Statutory Stock Option to purchase 5,000 shares of Stock.

    (b) The Committee shall grant to each member, effective as of each anniversary of the election or appointment of such member to the Committee, a ten year Non-Statutory Stock Option to purchase 5,000 shares of Stock.

    (c) All Stock Options granted to members of the Committee under this Article 8 shall be exercisable at an Exercise Price equal to 100% of the Fair Market Value of a share of Stock on the Date of Grant.

    (d) All Stock Options granted to members of the Committee under this Article 8 will vest or become exercisable as follows: 33% of the Stock Options (rounded up to the nearest whole share) shall vest on the first anniversary of the Date of Grant of the Stock Options, and 33% of the Stock Options (rounded up to the nearest whole share) shall vest on the second anniversary of the Date of Grant of the Stock Options, and the remaining Sock Options shall vest on the third anniversary of the Date of Grant of the Stock Options.

    (e) Unless otherwise provided in the Plan, all provisions regarding the terms of Non-Statutory Stock Options, other than those pertaining to the Date of Grant, the number of shares covered by such grant, term and Exercise Price shall be applicable to the Stock Options granted to members of the Committee under this Article 8.

    SECTION 8.2  PROHIBITION OF OTHER GRANTS TO COMMITTEE
MEMBERS. Notwithstanding any other provisions in this Plan, the mandatory grants described in this Article 8 shall constitute the only grants under the Plan permitted to be made to members of the Committee.

    SECTION 8.3 PROHIBITION AGAINST CERTAIN AMENDMENTS. Notwithstanding any other provisions of this Plan, the provisions of this Article 8 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

                                   ARTICLE 9
                                  ADJUSTMENTS

    SECTION 9.1  EFFECT OF CERTAIN CHANGES.

    (a) STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock through the declaration of Stock dividends or through a recapitalization resulting in Stock splits, or combinations or exchanges of the outstanding shares, however, not including a change resulting from the conversion of the Company's Class B Common Stock, par value $.001 per share, for shares of Stock, (i) the number of shares of Stock available for Rights, (ii) the number of shares covered by outstanding Rights, (iii) the number of shares set forth under Section 11.1(a) and (iv) the Exercise Price or Initial Value of any Stock Option or SAR, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

    (b) LIQUIDATING EVENT. In the event of the proposed dissolution or liquidation of the Company, or in the event of any corporate separation or division, including, but not limited to, a split-up, split-off or spin-off (each, a "Liquidating Event"), the Administrator may provide that the holder of any Rights then exercisable shall have the right to exercise such Rights (at the price provided in the agreement evidencing the Rights) subsequent to the Liquidating Event, and for the balance of its term, solely for the kind and amount of shares of Stock and other securities, property, cash or any combination thereof receivable upon such Liquidating Event by a holder of the number of shares of Stock for or with respect to which such Rights might have been exercised immediately prior to such Liquidating Event; or the Administrator may provide, in the alternative, that each Right granted under the Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30 days written notice of the date so fixed shall be given to each Rights holder and if such notice is given, each Rights holder shall have the right, during the period of 30 days preceding such termination, to exercise his or her Rights as to all or any part of the shares of Stock covered thereby, without regard to any installment or vesting provisions in his or her Rights agreement, on the condition, however, that the Liquidating Event actually occurs; and if the Liquidating Event actually occurs, such exercise shall be deemed effective (and, if applicable, the Rights holder shall be deemed a shareholder with respect to the Rights exercised) immediately preceding the occurrence of the Liquidating Event (or the date of record for shareholders entitled to share in such Liquidating Event, if a record date is set).

    (c) MERGER OR CONSOLIDATION. In the case of any capital reorganization, any reclassification of the Stock (other than a change in par value or recapitalization described in Section 9.1(a) of the Plan), or the consolidation of the Company with, or a sale of substantially all of the assets of the Company to (which sale is followed by a liquidation or dissolution of the Company), or merger of the Company with another person (a "REORGANIZATION EVENT"), the Administrator shall be obligated to determine, in its sole and absolute discretion, whether the Reorganization Event shall constitute a "LIQUIDITY EVENT," and to deliver to the Rights holders at least 15 days prior to such Reorganization Event (or at least 15 days prior to the date of record for shareholders entitled to share in the securities or property distributed in the Reorganization Event, if a record date is set) a notice which shall (i) indicate whether the Reorganization Event shall be considered a Liquidity Event and (ii) advise the Rights holder of his or her rights pursuant to the agreement evidencing such Rights. If the Reorganization Event is determined to be a Liquidity Event, (i) the Surviving Corporation may, but shall not be obligated to, tender stock options or stock appreciation rights to the Rights holder with respect to the Surviving Corporation, and such new options and rights shall contain terms and provisions that substantially preserve the rights and benefits of the applicable Rights then outstanding under the Plan, or (ii) in the event that no stock options or stock appreciation rights have been tendered by the Surviving Corporation pursuant to the terms of item (i) immediately above, the Rights holder shall have the right, exercisable during a 10 day period ending on the fifth day prior to the Reorganization Event (or ending on the fifth day prior to the date of record for shareholders entitled to share in the securities or property distributed in the Reorganization Event, if a record date is set), to exercise his or her rights as to all or any part of the shares of Stock covered thereby, without regard to any installment or vesting provisions in his or her Rights agreement, on the condition, however, that the Reorganization Event is actually effected; and if the Reorganization Event is actually effected, such exercise shall be deemed effective (and, if applicable, the Rights holder shall be deemed a shareholder with respect to the Rights exercised) immediately preceding the effective time of the Reorganization Event (or on the date of record for shareholders entitled to share in the securities or property distributed in the Reorganization Event, if a record date is set). If the Reorganization Event is not determined to be a Liquidity Event, the Rights holder shall thereafter be entitled upon exercise of the Rights to purchase the kind and number of shares of stock or other securities or property of the Surviving Corporation receivable upon such event by a holder of the number of shares of the Stock which the Rights would have entitled the Rights holder to purchase from the Company if the Reorganization Event had not occurred, and in any such case, appropriate adjustment shall be made in the application of the provisions set forth in this Plan with respect to the Rights holder's rights and interests thereafter, to the end that the provisions set forth in the agreement applicable to such Rights (including the specified changes and other adjustments to the Exercise Price) shall thereafter be applicable in relation to any shares or other property thereafter purchasable upon exercise of the Rights.

    (d) WHERE COMPANY SURVIVES. Section 9.1(c) shall not apply to a merger or consolidation in which the Company is the Surviving Corporation, unless shares of Stock are converted into or exchanged for securities other than publicly-traded common stock, cash (excluding cash in payment for actual shares) or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the Surviving Corporation and in which there is a reclassification or change (including a change to the right to receive an amount of money payable by cash or cash equivalents or other property) of the shares of Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Administrator may provide that the holder of each of the Rights then exercisable shall have the right to exercise such Rights solely for the kind and amount of shares of Stock and other securities (including those of any new direct or indirect Parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Stock for which such Rights might have been exercised.

    (e) SURVIVING CORPORATION DEFINED. The determination as to which party to a merger or consolidation is the "SURVIVING CORPORATION" shall be made on the basis of the relative equity interests of the shareholders in the corporation existing after the merger or consolidation, as follows: if immediately following any merger or consolidation the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger or consolidation, then for purposes of this Plan, the Company shall be the Surviving Corporation. In all other cases, the Company shall not be the Surviving Corporation. In making the determination of ownership by the shareholders of a corporation immediately after the merger or consolidation, of equity securities pursuant to this Section 9.1(e), equity securities which the shareholders owned immediately before the merger or consolidation as shareholders of another party to the transaction shall be disregarded. Further, for purposes of this Section 9.1(e) only, outstanding voting securities of a corporation shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

    (f) PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or any subsequent change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

    SECTION 9.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each Incentive Stock Option granted pursuant to the Plan shall not be adjusted without the prior consent of the holder thereof in a manner that causes such Stock Option to fail to continue to qualify as an Incentive Stock Option.

    SECTION 9.3 NO OTHER RIGHTS. Except as expressly provided in this Article 9, no Rights holder shall have any rights by reason of any subdivision or consolidation of shares of Stock or the payment of any dividend or any other increase or decrease in the number of shares of Stock of any class or by reason of any Liquidating Event, merger, or consolidation of assets or stock of another corporation, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and except as provided in this Article 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of Rights pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

    SECTION 9.4 NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Article 9, a Rights holder or a transferee of Rights shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1.

                                   ARTICLE 10
                           AMENDMENT AND TERMINATION

    The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under any Rights theretofore granted without such Participant's consent, or which without the approval of the shareholders would:

    (a) except as provided in Article 9, materially increase the total number of shares of Stock reserved for the purposes of the Plan;

    (b) materially increase the benefits accruing to Participants or Eligible Persons under the Plan; or

    (c) materially modify the requirements for eligibility under the Plan.

    The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Article 3, no such amendment shall impair the rights of any holder without his or her consent.

                                   ARTICLE 11
                               GENERAL PROVISIONS

    SECTION 11.1  GENERAL RESTRICTIONS.

    (a)  LIMITATION ON GRANTING OF RIGHTS.  Subject to adjustment as provided in
Article 9, no Participant shall be granted Rights with respect to more than 100,000 shares of Stock during any one year period.

    (b) NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

    (c) LEGENDS. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    SECTION 11.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    SECTION 11.3  DISQUALIFYING DISPOSITIONS; WITHHOLDING TAXES.

    (a) DISQUALIFYING DISPOSITION. The Stock Option Agreements shall require Optionees who make a "DISPOSITION" (as defined in the Code) of all or any of the Stock acquired through the exercise of Stock Options within two years from the date of grant of the Stock Option, or within one year after the issuance of Stock relating thereto, to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Stock; and each Optionee shall agree that he or she shall maintain all such Stock in his or her name so long as he or she maintains beneficial ownership of such Stock.

    (b) WITHHOLDING REQUIRED. Each Participant shall, no later than the date as of which the value derived from Rights first becomes includable in the gross income of the Participant for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Rights or their exercise. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Participant shall, to the extent permitted by law, have the right to request that the Company deduct any such taxes from any payment of any kind otherwise due to the Participant.

    (c) WITHHOLDING RIGHT. The Administrator may, in its discretion, grant to a Rights holder the right (a "WITHHOLDING RIGHT") to elect to make such payment by irrevocably requiring the Company to withhold from shares issuable upon exercise of the Rights that number of full shares of Stock having a Fair Market Value on the Tax Date (as defined below) equal to the amount (or portion of the amount) required to be withheld. The Withholding Right may be granted with respect to all or any portion of the Rights.

    (d) EXERCISE OF WITHHOLDING RIGHT. To exercise a Withholding Right, the Rights holder must follow the election procedures set forth below, together with such additional procedures and conditions as may be set forth in the related Rights agreement or otherwise adopted by the Administrator.

        (i) The Rights holder must deliver to the Company his or her written notice of election (the "ELECTION") to have the Withholding Right apply to all (or a designated portion) of his or her Rights prior to the date of exercise of the Right to which it relates.

        (ii) Unless disapproved by the Administrator as provided in Subsection
    (iii) below, the Election once made will be irrevocable.

       (iii) No Election is valid unless the Administrator consents to the Election; the Administrator has the right and power, in its sole discretion, with or without cause or reason therefor, to consent to the Election, to refuse to consent to the Election, or to disapprove the Election; and if the Administrator has not consented to the Election on or prior to the date that the amount of tax to be withheld is, under applicable federal income tax laws, fixed and determined by the Company (the "TAX DATE"), the Election will be deemed approved.

        (iv) If the Rights holder on the date of delivery of the Election to the Company is a Section 16(b) Person, the following additional provisions will apply:

           (A) the Election cannot be made during the six calendar month period commencing with the date of the grant of the Withholding Right (even if the Rights to which such Withholding

       Right relates have been granted prior to such date); provided, that this Subsection (A) is not applicable to any Rights holder at any time subsequent to the death, Disability or Retirement of the Rights holder;

           (B) the Election (and the exercise of the related Right) can only be made during the Window Period; and

           (C) notwithstanding any other provision of this Section 11.3, no
       Section 16(b) Person shall have the right to make any Election unless the Company has been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least a year prior to the transaction and has filed all reports and statements required to be filed pursuant to that Section for that year.

    (e)  EFFECT.  If the Administrator consents to an Election of a Withholding
Right:

        (i) upon the exercise of the Rights (or any portion thereof) to which the Withholding Right relates, the Company will withhold from the shares otherwise issuable that number of full shares of Stock having an actual Fair Market Value equal to the amount (or portion of the amount, as applicable) required to be withheld under applicable federal and/or state income tax laws as a result of the exercise; and

        (ii) if the Rights holder is then a Section 16(b) Person who has made an Election, the related Rights may not be exercised, nor may any shares of Stock issued pursuant thereto be sold, exchanged or otherwise transferred, unless such exercise, or such transaction, complies with an exemption from
    Section 16(b) provided under Rule 16b-3.

    SECTION 11.4 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrators shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which they or any one of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by them in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

    SECTION 11.5 LOANS. The Company may make loans to Optionees (other than Directors who are not also employees or officers of the Company) as the Administrator, in its discretion, may determine in connection with the exercise of outstanding Stock Options granted under the Plan. Such loans shall (i) be evidenced by promissory notes entered into by the holders in favor of the Company; (ii) be subject to the terms and conditions set forth in this Section
11.5 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine; and (iii) bear interest, if any, at such rate as the Administrator shall determine. In no event may the principal amount of any such loan exceed the Exercise Price less the par value, if any, of the shares of Stock covered by the Stock Option, or portion thereof, exercised by the Optionee. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and applicable interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed 10 years. Unless the Administrator determines otherwise, when a loan shall have been made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a security agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

    SECTION 11.6 SPECIAL TERMINATING EVENTS. If a Special Terminating Event occurs, all Rights theretofore granted to such Rights holder may, unless earlier terminated in accordance with their terms, be exercised by the Rights holder or by his or her estate or by a person who acquired the right to exercise such Rights by bequest or inheritance or otherwise by reason of the death or Disability of the Rights holder, at any time within one year after the date of the Special Terminating Event.

    SECTION 11.7 TERMINATION OF EMPLOYMENT. Except as provided in Section 11.6 or this Section 11.7, Rights may not be exercised unless the Rights holder is then a Director, or in the employ of the Company or any Parent or Subsidiary, or rendering services as a consultant to the Company or any Parent or Subsidiary, and unless he or she has remained continuously so employed or engaged since the Date of Grant. If the employment or services of a Rights holder shall terminate (other than by reason of a Special Terminating Event), all Rights previously granted to the Rights holder which are exercisable at the time of such termination may be exercised for the period ending 90 days after such termination, unless otherwise provided in the Stock Option Agreement or SAR Agreement; provided, however, that if the employment or services of a Rights holder is terminated "for cause," such Rights may be exercised for the period ending 30 days after such termination; provided, further, that no Rights may be exercised following the date of their expiration. Nothing in the Plan or in any Rights granted pursuant to the Plan shall confer upon an employee any right to continue in the employ of the Company or any Parent or Subsidiary or interfere in any way with the right of the Company or any Parent or Subsidiary to terminate such employment at any time.

    SECTION 11.8 NON-TRANSFERABILITY OF RIGHTS. Each Stock Option Agreement and SAR Agreement shall provide that the Rights granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and the Rights may be exercised, during the lifetime of the Rights holder, only by the Rights holder or by his or her guardian or legal representative.

    SECTION 11.9 REGULATORY MATTERS. Each Stock Option Agreement and SAR Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel; and (ii) if required to do so by the Company, the Optionee or Grantee shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require.

    SECTION 11.10 RECAPITALIZATIONS. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of Article 9.

    SECTION 11.11 DELIVERY. Upon exercise of Rights granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

    SECTION 11.12 RULE 16B-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

    SECTION 11.13 OTHER PROVISIONS. The Stock Option Agreements and SAR Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                                   ARTICLE 12
                             EFFECTIVE DATE OF PLAN

    The Plan shall become effective on the date on which the Plan is adopted by the Board, subject to approval by the Company's shareholders, which approval must be obtained within one year from the date the Plan is adopted by the Board.

                                   ARTICLE 13
                                  TERM OF PLAN

    No Rights shall be granted pursuant to the Plan on or after March 31, 2005, but Rights theretofore granted may extend beyond that date.

                                   ARTICLE 14
                         INFORMATION TO RIGHTS HOLDERS

    The Company will cause a report to be sent to each Rights holder not later than 120 days after the end of each fiscal year. Such report shall consist of the financial statements of the Company for such fiscal year and shall include such other information as is provided by the Company to its shareholders.